PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $34.7 million new construction of The American Cooperative of Anoka (“American Cooperative”) located in Anoka, Minnesota. Overlooking the fairways of Green Haven Gold Course, the project will create 87 new units of housing for seniors 62+. Project amenities will include a fitness studio, do-it-yourself workshop, billiards room and lounge, spacious outdoor patio, community room, guest suite, and heated underground garage. In the units, residents will find modern finishes such as granite countertops and stainless-steel appliances. The American Cooperative also offers convenient access to dining, shopping, and recreational activities in downtown Anoka and at Green Haven Golf Course.

HIT ROLE	As part of its $1 billion Midwest@Work Initiative, the HIT is providing $20.9 million in financing through the purchase of Ginnie Mae construction loan certificates and a permanent loan certificate. Since 1991, the HIT has financed 100 projects in Minnesota and 71 projects in the Twin Cities, all built 100% with union construction labor.

SOCIAL IMPACT	In addition to generating the union jobs, tax revenue and other economic impacts shown below, American Cooperative will provide high quality housing for area seniors. Located close to downtown Anoka, the project is well served by public transportation.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $20.9 Million	Total Development Cost $34.7 Million	87 New Units of Housing	292,850 Hours of Union Construction Work Generated	$10.4 Million Tax revenue generated	$69.6 Million Total economic benefit

  *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of July 15, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | The American Cooperative of Anoka – Anoka, MN
“The HIT’s investment in Anoka will create family-supporting jobs for our members. HIT continues to help with pandemic recovery by delivering high quality senior housing and high quality jobs in Minnesota.”

— Dan McConnell, Business Manager
Minneapolis Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

7/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com